                                                                     Exhibit 4.3

                               FORM OF CERTIFICATE

                   [THIS IS A GLOBAL CERTIFICATE REPRESENTING
                         ALL THE SHARES OF THIS SERIES]


                     __% ________ CUMULATIVE PREFERRED STOCK
                              ($_____ STATED VALUE)



        Number                                                     Shares


                                                               CUSIP ___________


                            ARM FINANCIAL GROUP, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                        THIS CERTIFICATE IS TRANSFERABLE
                        IN THE CITY OF NEW YORK, NEW YORK

This is to certify that_________________________________________________________
is the registered owner of ________________________________________________
fully paid and non-assessable shares of ___% ________ Cumulative Preferred Stock, par value $.01 per share, stated value $_____ per share, of ARM
Financial Group, Inc. transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:_______________

[SEAL]




[General Counsel and Secretary/ [Chairman of the Board/Chief Executive Officer] Treasurer/Assistant Secretary]

                                 Countersigned and Registered:
                                 CHASEMELLON SHAREHOLDER SERVICES
                                 LLC
                                 Transfer Agent and Registrar

                                 By
                                      Authorized Officer



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                        [FORM OF REVERSE OF CERTIFICATE]

                            ARM FINANCIAL GROUP, INC.

         ARM FINANCIAL GROUP, INC. (the "Corporation") will furnish, without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights applicable to each class of stock of the Corporation or series thereof. Such information may be obtained by a request in writing to the Secretary of the Corporation at its principal place of business.

         This certificate and the share or shares represented hereby are issued and shall be held subject to all of the provisions of the Corporation's Restated Certificate of Incorporation, as amended, and the Certificate of Designation of Preferences and Rights of the ___% ________ Cumulative Preferred Stock ($_____ Stated Value) (copies of which are on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents.

         The following abbreviations, when used in the instructions on the face of this receipt, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common

TEN ENT -     as tenants by the entireties

JT TEN -      as joint tenants with right
              of survivorship and not as
              tenants in common

UNIF GIFT MIN ACT -        Custodian
                    (Minor)         (Cust)
                    under Uniform Gifts to Minors Act

                            (State)

     Additional abbreviations may also be used though not in the above list.
                              ---------------------

         For value received, ________________hereby sell(s), assign(s) and transfer(s) unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------------------------


   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE


shares of the capital stock represented by the within certificate, and do(es) hereby irrevocably constitute and appoint_______________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

                                    Signature

                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatever